SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO MONEY MARKET FUNDS

Wells Fargo California Municipal Money Market Fund
(the “Fund”)

At a meeting held on May 24-25, 2016, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the closure and liquidation of the Fund.

The Fund is closed to new investors effective at the close of business on June 10, 2016.

The liquidation of the Fund is expected to occur after close of business on or about September 1, 2016. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.  Money market fund sweep platforms and other financial intermediaries with existing accounts may continue to open new accounts and make additional purchases until the Fund’s liquidation date.

Following the liquidation of the Fund, all references to the Fund are removed.

May 26, 2016                                                                                                  MMSL056/P1212SP